UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2008

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry into a Material Definitive Agreement.

On June 12, 2008, Wits Basin Precious Minerals Inc. (the “Registrant”) entered into a Fifth Amendment to Asset Purchase Agreement (the “Fifth Amendment”) by and among the Registrant, Hunter Gold Mining Corp, a British Columbia corporation (“HGM Corp”), Hunter Gold Mining Inc., a Colorado corporation (“HGM Inc.”), George E. Otten, a resident of Colorado (together with HGM Corp and HGM Inc., the “Sellers”) and Central City Consolidated, Corp. d/b/a Central City Consolidated Mining Co., a Colorado corporation (the “Covenantor”), amending the terms of that certain Asset Purchase Agreement dated September 20, 2006 by and among the Registrant, the Sellers and the Covenantor (as amended, the “Asset Purchase Agreement”) to, among other changes, reflect the assignment by Registrant of its rights in the Asset Purchase Agreement to Hunter Bates Mining Corp., a Minnesota corporation and a wholly owned subsidiary of Registrant (“Hunter Bates”).

A copy of the Fifth Amendment is filed herewith as Exhibit 10.1, and is incorporated herein by reference. Registrant has previously filed a copy of the original Asset Purchase Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on September 25, 2006, which is incorporated herein by reference.

The disclosures set forth in Item 2.01 below are hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 12, 2008, pursuant to the terms of the Asset Purchase Agreement discussed in Item 1.01 above, Registrant and Hunter Bates Mining completed the acquisition of certain real estate and mining claims known as the “Bates-Hunter Mine” and associated real and personal property relating to the Bates-Hunter Mine (the “Acquired Property”) in consideration of (i) a limited recourse promissory note of Hunter Bates payable to George E. Otten in the original principal amount of $6,750,000 Canadian dollars (the “Note”) and (ii) 3,620,000 unregistered shares of the Registrant’s $0.01 par value common stock (the “Common Stock”).

The Note requires Hunter Bates to pay to George E. Otten the following: (i) $250,000 on or before December 1, 2008; (ii) a quarterly installment of accrued interest plus the Production Revenue Payment (as defined below) commencing on April 1, 2010 and continuing until the earlier of: (a) the fifth anniversary of the first Production Revenue Payment or (b) December 31, 2015 (the “Maturity Date”); (iii) on the Maturity Date, the entire remaining principal balance together with any unpaid accrued interest. The Note is interest-free until January 1, 2010, and from such date shall bear interest at a rate of 6% per annum.

In addition to the interest payments due under the Note, Hunter Bates shall be required to pay, on the first payment date following the any calendar quarter in which Hunter Bates realizes Profit (as defined below) in excess of $100,000 U.S. dollars from the Acquired Property, and continuing on each payment date thereafter until the Note is repaid in full, the following payments (each a “Production Revenue Payment”):

(1) For all calendar quarters ending on or prior to December 31, 2012, 75% of the Profit realized by Hunter Bates for the immediately preceding calendar quarter, and

(2) For calendar quarters ending after December 31, 2012, the greater of (a) 75% of the Profit realized by Hunter Bates for the immediately preceding calendar quarter or (b) $300,000.00 Canadian dollars.

Notwithstanding the foregoing, if Hunter Bates has not been obligated to make a Production Revenue Payment by December 31, 2012, then beginning on April 1, 2013 and continuing on each payment date until Hunter Bates has become obligated to make a Production Revenue Payment, Hunter Bates shall make principal payments in the amount of $550,000 Canadian dollars. Upon Hunter Bates becoming obligated to make a Production Revenue Payment at anytime after April 1, 2013, Hunter Bates shall thereafter make Production Revenue Payments in accordance with subsection (2) above. “Profit” is defined as any positive number comprising all revenue received by Hunter Bates from sales of minerals or mineral by-products from the Acquired Property, less all expenses of Hunter Bates, including interest expense but excluding depreciation, distributions or dividends paid to shareholders of Hunter Bates, incurred in connection with such sales or the operation of the Acquired Property for the immediately preceding calendar quarter.

Hunter Bates’ payment of the Note is secured by a deed of trust relating to the Acquired Property granted by Hunter Bates in favor of Gilpin County Public Trustee for the benefit of George E. Otten (the “Deed of Trust”). If an event of default occurs under the Deed of Trust, Hunter Bates and the Registrant shall be jointly and severally liable solely for a limited recourse amount of $2,000,000 Canadian dollars less the aggregate of (i) all payments of principal and interest under the Note, (ii) any cash proceeds received by or on behalf of George E. Otten from the cash sale, prior to such default, of the Common Stock (calculated on the basis of $0.5525 Canadian dollars per share) and (iii) any deemed proceeds resulting from the in specie disposition of the Common Stock by George E. Otten to any of the Sellers or the Covenantor and/or their shareholders (calculated on the basis of $0.5525 Canadian dollars per share). George E. Otten’s sole recourse for any amounts due upon default of the Note that are over and above the limited recourse amount set forth above shall be the secured property described in the Deed of Trust.

A copy of the Note and Deed of Trust is filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(d) Exhibits

Exhibit	Description of Document
10.1	Fifth Amendment to Asset Purchase Agreement
10.2	Limited Recourse Promissory Note of Hunter Bates Mining Corp issued in favor of George E. Otten
10.3	Deed of Trust and Security Agreement of Hunter Bates Mining Corp issued in favor of Gilpin County Public Trustee
99.1	Press Release dated June 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: June 18, 2008	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Fifth Amendment to Asset Purchase Agreement
10.2	Limited Recourse Promissory Note of Hunter Bates Mining Corp issued in favor of George E. Otten
10.3	Deed of Trust and Security Agreement of Hunter Bates Mining Corp issued in favor of Gilpin County Public Trustee
99.1	Press Release dated June 13, 2008